Exhibit 99.2

	Fourth-Quarter 2014 Detailed Supplemental Information

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,166	13,350	13,643	13,254	54,413	15,415	13,821	12,080	11,208	52,524
Equity in earnings of affiliates	362	494	709	654	2,219	572	672	764	521	2,529
Gain on dispositions	58	95	1,069	20	1,242	9	7	4	78	98
Other income	65	203	49	57	374	52	201	69	44	366
Total Revenues and Other Income	14,651	14,142	15,470	13,985	58,248	16,048	14,701	12,917	11,851	55,517

Costs and Expenses
Purchased commodities	5,834	5,521	5,708	5,580	22,643	7,127	5,495	4,703	4,774	22,099
Production and operating expenses	1,687	1,672	1,962	1,917	7,238	1,895	2,030	2,041	2,943	8,909
Selling, general and administrative expenses	165	193	249	247	854	182	218	203	132	735
Exploration expenses	277	321	313	321	1,232	296	517	459	773	2,045
Depreciation, depletion and amortization	1,807	1,832	1,902	1,893	7,434	1,892	2,070	2,096	2,271	8,329
Impairments	2	28	1	498	529	1	17	108	730	856
Taxes other than income taxes	892	642	664	686	2,884	651	612	493	332	2,088
Accretion on discounted liabilities	106	105	106	117	434	117	120	120	127	484
Interest and debt expense	130	139	151	192	612	171	155	149	173	648
Foreign currency transaction (gains) losses	(36)	(7)	9	(24)	(58)	18	7	(8)	(83)	(66)
Total Costs and Expenses	10,864	10,446	11,065	11,427	43,802	12,350	11,241	10,364	12,172	46,127
Income (loss) from continuing operations before income taxes	3,787	3,696	4,405	2,558	14,446	3,698	3,460	2,553	(321)	9,390
Provision (benefit) for income taxes	1,763	1,630	1,966	1,050	6,409	1,581	1,395	904	(297)	3,583
Income (loss) from continuing operations	2,024	2,066	2,439	1,508	8,037	2,117	2,065	1,649	(24)	5,807
Income from discontinued operations	129	(3)	57	995	1,178	20	33	1,078	-	1,131
Net Income (Loss)	2,153	2,063	2,496	2,503	9,215	2,137	2,098	2,727	(24)	6,938
Less: net income attributable to noncontrolling interests	(14)	(13)	(16)	(16)	(59)	(14)	(17)	(23)	(15)	(69)
Net Income (Loss) Attributable to ConocoPhillips	2,139	2,050	2,480	2,487	9,156	2,123	2,081	2,704	(39)	6,869

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.64	1.66	1.96	1.20	6.47	1.70	1.65	1.31	(0.03)	4.63
Discontinued operations	0.10	-	0.05	0.81	0.96	0.02	0.03	0.87	-	0.91
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.74	1.66	2.01	2.01	7.43	1.72	1.68	2.18	(0.03)	5.54
Diluted
Continuing operations	1.63	1.65	1.95	1.20	6.43	1.69	1.64	1.31	(0.03)	4.60
Discontinued operations	0.10	-	0.05	0.80	0.95	0.02	0.03	0.86	-	0.91
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.73	1.65	2.00	2.00	7.38	1.71	1.67	2.17	(0.03)	5.51

Average Common Shares Outstanding (in thousands)
Basic	1,229,232	1,229,773	1,231,054	1,233,741	1,230,963	1,234,968	1,236,057	1,236,431	1,239,975	1,237,325
Diluted	1,235,907	1,237,157	1,240,365	1,241,112	1,239,803	1,242,667	1,245,155	1,246,788	1,239,975	1,245,863

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	842	1,060	787	860	3,549	930	973	722	497	3,122

Lower 48	223	336	349	244	1,152	516	434	78	(1,142)	(114)

Canada	(117)	10	868	(87)	674	466	241	340	129	1,176

Europe	1,213	627	965	747	3,552	1,041	781	633	(163)	2,292

Asia Pacific and Middle East	1,393	1,416	1,120	1,173	5,102	1,093	1,233	1,058	818	4,202

Other International	416	395	607	(57)	1,361	(67)	99	10	(131)	(89)

Corporate and Other	(183)	(148)	(291)	(322)	(944)	(281)	(301)	(288)	(329)	(1,199)

Consolidated	3,787	3,696	4,405	2,558	14,446	3,698	3,460	2,553	(321)	9,390

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.5%	35.7%	37.1%	35.4%	35.9%	35.6%	35.6%	34.4%	31.1%	34.6%

Lower 48	52.8%	30.4%	40.1%	15.5%	34.5%	37.3%	38.7%	60.0%	43.8%	80.9%

Canada	213.7%	52.2%	26.0%	29.3%	-6.6%	23.7%	24.0%	9.7%	27.0%	20.1%

Europe	62.6%	58.1%	70.2%	70.0%	65.4%	66.7%	66.8%	66.4%	90.8%	64.9%

Asia Pacific and Middle East	33.1%	27.2%	32.4%	25.8%	29.6%	30.9%	30.1%	27.0%	24.4%	28.4%

Other International	95.4%	93.3%	53.4%	36.0%	78.6%	57.2%	-21.7%	296.5%	-24.6%	-0.2%

Corporate and Other	11.7%	-16.8%	19.4%	22.0%	13.1%	16.4%	16.3%	55.0%	21.5%	27.1%

Consolidated	46.6%	44.1%	44.6%	41.1%	44.4%	42.8%	40.3%	35.4%	92.7%	38.2%
*Alaska including taxes other than income taxes	61.6%	52.9%	57.8%	56.2%	57.1%	51.6%	50.3%	48.6%	44.2%	49.4%
1 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	543	682	494	555	2,274	598	627	473	343	2,041

Lower 48	105	233	209	207	754	324	265	32	(643)	(22)

Canada	133	5	642	(62)	718	356	182	307	95	940

Europe	454	263	288	224	1,229	347	259	213	(15)	804

Asia Pacific and Middle East	918	1,017	741	856	3,532	742	845	749	603	2,939

Other International	19	26	283	(37)	291	(29)	121	(18)	(164)	(90)

Corporate and Other	(162)	(173)	(234)	(251)	(820)	(235)	(251)	(130)	(258)	(874)

Discontinued Operations	129	(3)	57	995	1,178	20	33	1,078	-	1,131

Consolidated	2,139	2,050	2,480	2,487	9,156	2,123	2,081	2,704	(39)	6,869

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	97	-	-	97	-	-	-	(36)	(36)

Lower 48	(60)	69	-	-	9	(122)	-	(151)	(610)	(883)

Canada	224	-	461	(129)	556	-	(109)	47	9	(53)

Europe	83	-	-	(107)	(24)	-	-	-	(144)	(144)

Asia Pacific and Middle East	-	146	(116)	-	30	(28)	-	30	-	2

Other International	-	-	288	-	288	-	154	-	-	154

Corporate and Other	11	(9)	(31)	(10)	(39)	-	-	89	-	89

Discontinued Operations	129	(3)	57	995	1,178	20	33	1,078	-	1,131

Consolidated	387	300	659	749	2,095	(130)	78	1,093	(781)	260
ADJUSTED EARNINGS

Alaska	543	585	494	555	2,177	598	627	473	379	2,077

Lower 48	165	164	209	207	745	446	265	183	(33)	861

Canada	(91)	5	181	67	162	356	291	260	86	993

Europe	371	263	288	331	1,253	347	259	213	129	948

Asia Pacific and Middle East	918	871	857	856	3,502	770	845	719	603	2,937

Other International	19	26	(5)	(37)	3	(29)	(33)	(18)	(164)	(244)

Corporate and Other	(173)	(164)	(203)	(241)	(781)	(235)	(251)	(219)	(258)	(963)

Consolidated	1,752	1,750	1,821	1,738	7,061	2,253	2,003	1,611	742	6,609

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	35.5%	35.6%	37.1%	35.4%	35.9%	35.6%	35.6%	34.4%	31.5%	34.6%

Lower 48	42.1%	36.9%	40.1%	15.5%	34.6%	37.0%	38.7%	42.7%	68.1%	36.5%

Canada	22.2%	52.2%	28.7%	20.6%	30.0%	23.7%	24.3%	23.5%	26.5%	24.1%

Europe	67.1%	58.1%	70.2%	67.8%	66.6%	66.7%	66.8%	66.4%	61.1%	66.0%

Asia Pacific and Middle East	34.1%	31.2%	31.5%	25.8%	30.3%	30.1%	30.1%	27.1%	24.4%	28.3%

Other International	95.4%	93.3%	102.6%	36.0%	99.6%	57.2%	39.3%	296.5%	-24.6%	-0.1%

Corporate and Other	11.0%	-19.6%	15.5%	21.2%	11.0%	16.4%	16.3%	30.8%	21.5%	21.5%

Consolidated	53.3%	47.4%	48.7%	42.1%	48.0%	42.1%	41.5%	40.0%	39.7%	41.2%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.
2 of 8

	2013					2014
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Pending claims and settlements	-	97	-	-	97	-	-	-	-	-
Impairments	-	-	-	-	-	-	-	-	(36)	(36)
Total	-	97	-	-	97	-	-	-	(36)	(36)

Lower 48
Gain (loss) on asset sales	(39)	47	-	-	8	-	-	-	-	-
Loss on capacity agreements	-	-	-	-	-	(83)	-	-	-	(83)
Tax loss carryforward realization	(21)	22	-	-	1	-	-	-	-	-
Impairments	-	-	-	-	-	-	-	(151)	(124)	(275)
Pending claims and settlements	-	-	-	-	-	(39)	-	-	-	(39)
Freeport LNG termination agreement	-	-	-	-	-	-	-	-	(545)	(545)
Deferred tax adjustment	-	-	-	-	-	-	-	-	59	59
Total	(60)	69	-	-	9	(122)	-	(151)	(610)	(883)

Canada
Gain (loss) on asset sales	224	-	461	-	685	-	-	-	38	38
Impairments	-	-	-	(162)	(162)	-	(109)	-	(29)	(138)
FCCL IFRS depreciation adjustment	-	-	-	33	33	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	-	47	-	47
Total	224	-	461	(129)	556	-	(109)	47	9	(53)

Europe
Gain (loss) on asset sales	83	-	-	-	83	-	-	-	-	-
Impairments	-	-	-	(107)	(107)	-	-	-	(192)	(192)
Pending claims and settlements	-	-	-	-	-	-	-	-	48	48
Total	83	-	-	(107)	(24)	-	-	-	(144)	(144)

Asia Pacific and Middle East
Qatar depreciation adjustment	-	-	-	-	-	(28)	-	-	-	(28)
Pending claims and settlements	-	146	(116)	-	30	-	-	30	-	30
Total	-	146	(116)	-	30	(28)	-	30	-	2

Other International
Gain (loss) on asset sales	-	-	288	-	288	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	154	-	-	154
Total	-	-	288	-	288	-	154	-	-	154

Corporate and Other
Gain (loss) on asset sales	11	-	-	-	11	-	-	-	-	-
Pension settlement expense	-	-	(31)	(10)	(41)	-	-	-	-	-
Tax benefit on interest expense	-	-	-	-	-	-	-	61	-	61
Pending claims and settlements	-	(9)	-	-	(9)	-	-	28	-	28
Total	11	(9)	(31)	(10)	(39)	-	-	89	-	89

Discontinued Operations	129	(3)	57	995	1,178	20	33	1,078	-	1,131

Total Company	387	300	659	749	2,095	(130)	78	1,093	(781)	260
3 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,153	2,063	2,496	2,503	9,215	2,137	2,098	2,727	(24)	6,938
Depreciation, depletion and amortization	1,807	1,832	1,902	1,893	7,434	1,892	2,070	2,096	2,271	8,329
Impairments	2	28	1	498	529	1	17	108	730	856
Dry hole costs and leasehold impairments	36	176	133	98	443	69	334	265	498	1,166
Accretion on discounted liabilities	106	105	106	117	434	117	120	120	127	484
Deferred taxes	241	443	458	169	1,311	230	403	391	(315)	709
Undistributed equity earnings	(29)	(199)	(357)	(237)	(822)	1,131	(450)	(347)	(257)	77
Gain on dispositions	(58)	(95)	(1,069)	(20)	(1,242)	(9)	(7)	(4)	(78)	(98)
Income from discontinued operations	(129)	3	(57)	(995)	(1,178)	(20)	(33)	(1,078)	-	(1,131)
Other	(503)	17	206	(91)	(371)	116	(308)	(344)	303	(233)
Net working capital changes	982	(684)	(175)	(75)	48	614	(681)	220	(658)	(505)
Net cash provided by continuing operations	4,608	3,689	3,644	3,860	15,801	6,278	3,563	4,154	2,597	16,592
Net cash provided by discontinued operations	122	52	61	51	286	58	59	26	-	143
Net Cash Provided by Operating Activities	4,730	3,741	3,705	3,911	16,087	6,336	3,622	4,180	2,597	16,735

Cash Flows from Investing Activities
Capital expenditures and investments	(3,391)	(3,705)	(4,185)	(4,256)	(15,537)	(3,895)	(4,246)	(4,588)	(4,356)	(17,085)
Proceeds from asset dispositions	1,134	542	1,499	7,045	10,220	48	15	1,371	169	1,603
Net sales (purchases) of short-term investments	(23)	(51)	75	(264)	(263)	63	(71)	(101)	362	253
Long-term collections from related parties
and other investments	36	(11)	54	(146)	(67)	108	65	(484)	468	157
Net cash provided by (used in) continuing operations	(2,244)	(3,225)	(2,557)	2,379	(5,647)	(3,676)	(4,237)	(3,802)	(3,357)	(15,072)
Net cash used in discontinued operations	(189)	(190)	(161)	(64)	(604)	(22)	(28)	(9)	-	(59)
Net Cash Provided by (Used in) Investing Activities	(2,433)	(3,415)	(2,718)	2,315	(6,251)	(3,698)	(4,265)	(3,811)	(3,357)	(15,131)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(48)	(850)	(48)	-	(946)	(450)	-	(55)	1,485	980
Change in restricted cash	748	-	-	-	748	-	-	-	-	-
Issuance of company common stock	(10)	5	17	8	20	(32)	78	(19)	8	35
Dividends paid	(815)	(814)	(852)	(853)	(3,334)	(855)	(856)	(907)	(907)	(3,525)
Other	(205)	(186)	(202)	(3,028)	(3,621)	(17)	(11)	8	(44)	(64)
Net cash provided by (used in) continuing operations	(330)	(1,845)	(1,085)	(3,873)	(7,133)	(1,354)	(789)	(973)	542	(2,574)
Net cash used in discontinued operations	-	-	-	-	-	-	-	-	-	-
Net Cash Provided by (Used in) Financing Activities	(330)	(1,845)	(1,085)	(3,873)	(7,133)	(1,354)	(789)	(973)	542	(2,574)

Effect of Exchange Rate Changes	(163)	6	72	10	(75)	(10)	54	(130)	(128)	(214)

Net Change in Cash and Cash Equivalents	1,804	(1,513)	(26)	2,363	2,628	1,274	(1,378)	(734)	(346)	(1,184)
Cash and cash equivalents at beginning of period	3,618	5,422	3,909	3,883	3,618	6,246	7,520	6,142	5,408	6,246
Cash and Cash Equivalents at End of Period	5,422	3,909	3,883	6,246	6,246	7,520	6,142	5,408	5,062	5,062

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	262	283	291	304	1,140	415	390	369	390	1,564

Lower 48	1,280	1,367	1,238	1,325	5,210	1,312	1,385	1,656	1,701	6,054

Canada	675	422	505	630	2,232	622	515	613	590	2,340

Europe	786	761	779	752	3,078	596	656	660	609	2,521

Asia Pacific and Middle East	337	827	1,142	1,076	3,382	848	1,094	1,077	858	3,877

Other International	24	18	187	84	313	67	172	164	136	539

Corporate and Other	27	27	43	85	182	35	34	49	72	190
Total capital expenditures and investments	3,391	3,705	4,185	4,256	15,537	3,895	4,246	4,588	4,356	17,085

Joint venture acquisition obligation (principal) - Canada*	189	192	194	197	772	-	-	-	-	-
Total Capital Program	3,580	3,897	4,379	4,453	16,309	3,895	4,246	4,588	4,356	17,085
Capital Program for Algeria, Nigeria and Kashagan:	189	190	161	69	609	22	28	9	-	59
*Excludes $2,810 million prepayment in the fourth quarter of 2013.
4 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,555	1,510	1,470	1,473	1,502	1,532	1,557	1,481	1,589	1,540
Discontinued operations (Algeria and Nigeria)	41	42	44	45	43	36	37	14	-	21
Total, including equity affiliates	1,596	1,552	1,514	1,518	1,545	1,568	1,594	1,495	1,589	1,561

Crude Oil (MBD)
Consolidated operations	606	565	532	543	562	581	576	542	605	576
Equity affiliates	20	20	20	17	19	18	20	19	18	19
Total continuing operations	626	585	552	560	581	599	596	561	623	595
Discontinued operations (Algeria and Nigeria)	20	18	19	15	18	8	9	4	-	5
Total	646	603	571	575	599	607	605	565	623	600
Over (under) lifting of crude oil (MBD)*	(9)	4	19	11	6	(16)	4	15	6	2
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	151	150	148	144	149	152	159	149	145	151
Equity affiliates	8	8	8	6	7	7	8	8	7	8
Total continuing operations	159	158	156	150	156	159	167	157	152	159
Discontinued operations (Nigeria)	3	3	4	4	3	3	3	1	-	1
Total	162	161	160	154	159	162	170	158	152	160

Bitumen (MBD)
Consolidated operations	13	12	13	13	13	13	14	9	13	12
Equity affiliates	96	88	94	106	96	111	114	115	128	117
Total	109	100	107	119	109	124	128	124	141	129

Natural Gas (MMCFD)
Consolidated operations	3,479	3,505	3,423	3,427	3,458	3,432	3,482	3,315	3,524	3,438
Equity affiliates	483	493	507	439	481	469	516	518	516	505
Total continuing operations	3,962	3,998	3,930	3,866	3,939	3,901	3,998	3,833	4,040	3,943
Discontinued operations (Nigeria)	110	128	125	155	129	149	151	54	-	88
Total	4,072	4,126	4,055	4,021	4,068	4,050	4,149	3,887	4,040	4,031

Industry Prices
Crude Oil ($/BBL)
WTI	94.29	94.12	105.80	97.38	97.90	98.75	103.05	97.48	73.41	93.17
WCS	62.41	75.06	88.35	65.26	72.77	75.55	82.94	76.99	58.90	73.60
Brent dated	112.55	102.44	110.32	109.27	108.65	108.22	109.63	101.85	76.27	98.99
JCC ($/BBL)	114.19	113.07	107.36	107.94	110.64	112.78	111.40	109.59	110.37	111.04
Natural Gas ($/MMBTU)
Henry Hub first of month	3.34	4.10	3.58	3.60	3.65	4.94	4.68	4.07	4.04	4.43

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	106.17	100.31	106.85	100.67	103.50	101.71	103.48	96.65	71.34	92.84
Equity affiliates	100.27	93.41	99.41	98.81	97.92	97.82	100.80	96.03	70.40	91.48
Total continuing operations	105.97	100.07	106.60	100.61	103.32	101.59	103.39	96.63	71.31	92.80
Discontinued operations (Algeria and Nigeria)	112.62	103.45	110.28	110.29	109.72	108.81	113.07	107.74	-	110.61
Total	106.20	100.14	106.74	100.83	103.51	101.69	103.53	96.67	71.31	92.94

NGL ($/BBL)
Consolidated operations	40.87	36.21	39.44	41.89	39.60	44.86	38.71	36.26	29.75	37.45
Equity affiliates	77.32	64.63	69.90	83.05	73.31	79.91	68.84	67.13	54.09	67.20
Total continuing operations	42.95	37.80	41.14	43.82	41.42	46.52	40.36	37.83	31.07	38.99
Discontinued operations (Nigeria)	12.30	13.13	15.76	16.13	14.58	12.99	14.55	11.49	-	13.41
Total	42.41	37.24	40.47	43.07	40.79	45.85	39.93	37.66	31.07	38.71

Bitumen ($/BBL)
Consolidated operations	36.78	59.67	76.90	44.73	55.25	61.69	68.00	64.95	46.57	60.03
Equity affiliates	39.52	55.13	75.93	43.64	53.00	55.85	65.55	62.30	36.85	54.62
Total	39.23	55.69	76.06	43.76	53.27	56.47	65.82	62.49	37.76	55.13

Natural Gas ($/MCF)
Consolidated operations	5.75	5.88	5.49	5.73	5.71	7.15	6.29	5.46	5.51	6.10
Equity affiliates	9.36	8.84	9.35	8.29	8.98	10.43	10.46	9.11	9.24	9.79
Total continuing operations	6.19	6.25	5.99	6.02	6.11	7.55	6.82	5.96	5.98	6.57
Discontinued operations (Nigeria)	2.54	2.98	2.58	2.36	2.60	2.69	2.46	2.26	-	2.53
Total	6.09	6.15	5.88	5.88	6.00	7.37	6.66	5.91	5.98	6.48

Exploration Expenses ($ Millions)
Dry holes	4	98	101	65	268	23	145	86	350	604
Leasehold impairment	32	78	32	33	175	46	189	179	148	562
Total noncash expenses	36	176	133	98	443	69	334	265	498	1,166
Other (G&A, G&G and lease rentals)	241	145	180	223	789	227	183	194	275	879
Total exploration expenses	277	321	313	321	1,232	296	517	459	773	2,045

U.S. exploration expenses	152	196	165	178	691	150	242	340	370	1,102
International exploration expenses	125	125	148	143	541	146	275	119	403	943

DD&A ($ Millions)
Alaska	135	135	124	136	530	132	135	123	135	525
Lower 48	744	785	880	836	3,245	829	939	982	953	3,703
Canada	343	345	330	297	1,315	232	238	236	218	924
Europe	261	234	234	304	1,033	404	421	427	546	1,798
Asia Pacific and Middle East	293	298	303	291	1,185	268	310	300	390	1,268
Other International	11	12	5	2	30	1	-	2	4	7
Corporate and Other	20	23	26	27	96	26	27	26	25	104
Total DD&A	1,807	1,832	1,902	1,893	7,434	1,892	2,070	2,096	2,271	8,329
5 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	190	176	161	182	178	175	170	139	164	162
Lower 48	148	147	153	158	152	171	191	191	199	188
Canada	14	14	13	12	13	13	12	13	13	13
Norway	100	78	94	95	92	96	89	89	91	91
United Kingdom	24	22	17	23	21	39	37	30	33	35
Europe	124	100	111	118	113	135	126	119	124	126
Australia/Timor-Leste	13	15	13	10	13	12	9	8	10	9
China	57	56	51	48	53	58	50	46	46	50
Indonesia	9	7	8	7	8	10	7	7	5	7
Malaysia	7	6	5	7	6	6	10	11	23	13
Equity affiliates	15	15	16	13	15	14	16	15	14	15
AP/ME	101	99	93	85	95	100	92	87	98	94
Libya	44	44	17	1	26	1	1	8	21	8
Equity affiliates	5	5	4	4	4	4	4	4	4	4
Other International	49	49	21	5	30	5	5	12	25	12
Total continuing operations	626	585	552	560	581	599	596	561	623	595
Discontinued operations (Algeria and Nigeria)	20	18	19	15	18	8	9	4	-	5
Total	646	603	571	575	599	607	605	565	623	600

NGL (MBD)
Alaska	18	15	11	16	15	16	16	8	14	13
Lower 48	87	91	94	90	91	91	100	104	90	97
Canada	26	25	25	23	25	25	25	21	22	23
Norway	3	2	3	3	3	2	2	3	3	3
United Kingdom	3	3	2	3	3	5	5	5	6	5
Europe	6	5	5	6	6	7	7	8	9	8
Australia/Timor-Leste	10	10	9	7	9	8	6	5	6	6
Indonesia	4	4	4	2	3	5	5	3	4	4
Equity affiliates	8	8	8	6	7	7	8	8	7	8
AP/ME	22	22	21	15	19	20	19	16	17	18
Total continuing operations	159	158	156	150	156	159	167	157	152	159
Discontinued operations (Nigeria)	3	3	4	4	3	3	3	1	-	1
Total	162	161	160	154	159	162	170	158	152	160

Bitumen (MBD)
Consolidated operations	13	12	13	13	13	13	14	9	13	12
Equity affiliates	96	88	94	106	96	111	114	115	128	117
Total	109	100	107	119	109	124	128	124	141	129

Natural Gas (MMCFD)
Alaska	56	38	35	43	43	55	45	48	49	49
Lower 48	1,441	1,516	1,511	1,493	1,490	1,468	1,495	1,485	1,514	1,491
Canada	806	788	775	731	775	707	713	707	719	711
Norway	161	119	130	163	143	157	135	106	156	138
United Kingdom	300	290	227	277	273	315	345	298	334	323
Europe	461	409	357	440	416	472	480	404	490	461
Australia/Timor-Leste	251	272	268	255	262	263	277	200	279	255
China	4	6	4	4	4	3	3	4	4	4
Indonesia	428	447	439	452	442	457	463	464	461	461
Malaysia	1	1	1	1	1	3	5	2	3	3
Equity affiliates	483	493	507	439	481	469	516	518	516	505
AP/ME	1,167	1,219	1,219	1,151	1,190	1,195	1,264	1,188	1,263	1,228
Libya	31	28	33	8	25	4	1	1	5	3
Other International	31	28	33	8	25	4	1	1	5	3
Total continuing operations	3,962	3,998	3,930	3,866	3,939	3,901	3,998	3,833	4,040	3,943
Discontinued operations (Nigeria)	110	128	125	155	129	149	151	54	-	88
Total	4,072	4,126	4,055	4,021	4,068	4,050	4,149	3,887	4,040	4,031

Total (MBOED)
Alaska	218	197	178	205	200	200	193	155	186	183
Lower 48	475	491	499	497	491	507	540	543	541	533
Consolidated operations	187	183	180	170	180	169	170	161	168	167
Equity affiliates	96	88	94	106	96	111	114	115	128	117
Canada	283	271	274	276	276	280	284	276	296	284
Norway	130	100	119	125	119	124	114	110	120	117
United Kingdom	77	73	57	72	70	96	99	84	95	94
Europe	207	173	176	197	189	220	213	194	215	211
Australia/Timor-Leste	65	70	67	60	65	64	61	46	62	57
China	58	57	52	49	54	59	51	47	46	51
Indonesia	84	86	85	84	85	91	89	87	86	88
Malaysia	7	6	5	7	6	6	11	11	24	14
Equity affiliates	104	105	108	92	102	99	110	110	107	107
AP/ME	318	324	317	292	312	319	322	301	325	317
Libya	49	49	22	2	30	2	1	8	22	8
Equity affiliates	5	5	4	4	4	4	4	4	4	4
Other International	54	54	26	6	34	6	5	12	26	12
Total continuing operations	1,555	1,510	1,470	1,473	1,502	1,532	1,557	1,481	1,589	1,540
Discontinued operations (Algeria and Nigeria)	41	42	44	45	43	36	37	14	-	21
Total	1,596	1,552	1,514	1,518	1,545	1,568	1,594	1,495	1,589	1,561
6 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	110.79	106.09	110.95	104.04	107.83	106.39	108.93	102.36	74.07	97.68
Lower 48	93.69	93.56	100.25	87.81	93.79	91.52	93.73	87.91	65.34	84.18
Canada	72.85	81.09	91.81	72.86	79.73	80.32	86.33	82.48	62.89	77.87
Norway	114.75	103.21	112.50	111.59	111.32	109.69	111.97	103.53	73.91	98.37
United Kingdom	111.07	101.67	110.62	108.94	107.57	107.37	110.01	102.22	85.38	103.07
Europe	114.11	102.74	112.28	110.96	110.56	109.05	111.38	103.17	75.76	99.56
Australia/Timor-Leste	107.76	97.11	103.84	107.26	104.17	106.36	105.31	101.26	75.57	98.70
China	110.91	98.58	106.36	106.17	105.50	105.62	106.18	97.73	71.34	95.94
Indonesia	93.32	83.15	93.35	95.66	91.37	92.82	94.82	84.28	53.74	84.28
Malaysia	119.87	108.67	114.90	118.29	115.44	115.35	114.51	109.62	76.87	96.94
AP/ME	109.35	97.77	105.43	106.43	104.78	104.92	105.65	99.07	71.94	95.32
Libya	112.18	102.82	107.49	-	107.21	-	107.33	95.22	83.52	86.71
Other International	112.18	102.82	107.49	-	107.21	-	107.33	95.22	83.52	86.71
Total consolidated operations	106.17	100.31	106.85	100.67	103.50	101.71	103.48	96.65	71.34	92.84
Equity affiliates	100.27	93.41	99.41	98.81	97.92	97.82	100.80	96.03	70.40	91.48
Total continuing operations	105.97	100.07	106.60	100.61	103.32	101.59	103.39	96.63	71.31	92.80
Discontinued operations (Algeria and Nigeria)	112.62	103.45	110.28	110.29	109.72	108.81	113.07	107.74	-	110.61
Total	106.20	100.14	106.74	100.83	103.51	101.69	103.53	96.67	71.31	92.94

NGL ($/BBL)
Consolidated operations
Lower 48	29.58	29.30	32.57	34.33	31.48	36.06	31.28	30.67	24.93	30.74
Canada	50.15	44.08	46.90	47.57	47.19	56.13	46.56	45.29	35.72	46.23
Norway	59.77	52.15	56.29	64.13	59.08	52.95	52.18	45.14	37.40	47.74
United Kingdom	60.61	46.32	58.58	61.69	57.48	64.99	59.48	58.21	40.05	54.74
Europe	60.10	49.29	57.36	63.01	58.36	60.48	57.32	54.47	39.42	52.65
Australia/Timor-Leste	77.42	67.48	71.92	81.14	74.79	78.51	72.80	71.18	51.27	69.56
Indonesia	78.10	64.58	69.97	72.47	71.23	82.11	69.07	67.57	56.31	69.06
AP/ME	77.59	66.54	71.35	79.29	73.82	80.07	71.52	69.69	53.66	69.36
Total consolidated operations	40.87	36.21	39.44	41.89	39.60	44.86	38.71	36.26	29.75	37.45
Equity affiliates	77.32	64.63	69.90	83.05	73.31	79.91	68.84	67.13	54.09	67.20
Total continuing operations	42.95	37.80	41.14	43.82	41.42	46.52	40.36	37.83	31.07	38.99
Discontinued operations (Nigeria)	12.30	13.13	15.76	16.13	14.58	12.99	14.55	11.49	-	13.41
Total	42.41	37.24	40.47	43.07	40.79	45.85	39.93	37.66	31.07	38.71

Bitumen ($/BBL)
Consolidated operations	36.78	59.67	76.90	44.73	55.25	61.69	68.00	64.95	46.57	60.03
Equity affiliates	39.52	55.13	75.93	43.64	53.00	55.85	65.55	62.30	36.85	54.62
Total	39.23	55.69	76.06	43.76	53.27	56.47	65.82	62.49	37.76	55.13

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.20	4.03	4.09	3.74	4.35	5.22	6.03	5.47	5.01	5.42
Lower 48	3.19	3.85	3.39	3.55	3.50	5.08	4.43	3.96	3.73	4.29
Canada	2.89	3.28	2.42	3.09	2.92	5.81	4.13	3.50	3.12	4.13
Norway	10.69	10.42	11.11	11.24	10.89	11.16	9.19	7.81	8.66	9.35
United Kingdom	10.87	10.19	10.12	11.04	10.58	10.83	8.92	7.88	9.42	9.27
Europe	10.81	10.26	10.48	11.11	10.68	10.94	8.99	7.86	9.22	9.29
Australia/Timor-Leste*	1.10	1.11	1.81	1.09	1.28	1.09	1.11	1.08	1.09	1.09
China	2.50	2.52	2.54	3.30	2.70	1.66	2.49	2.52	2.54	2.33
Indonesia	11.57	10.56	11.01	10.04	10.78	10.24	10.21	10.18	8.16	9.69
AP/ME	11.20	10.62	10.81	9.83	10.61	10.32	10.32	9.39	9.17	9.80
Libya	4.86	4.65	5.92	7.37	5.38	6.65	-	-	0.09	3.40
Other International	4.86	4.65	5.92	7.37	5.38	6.65	-	-	0.09	3.40
Total consolidated operations	5.75	5.88	5.49	5.73	5.71	7.15	6.29	5.46	5.51	6.10
Equity affiliates	9.36	8.84	9.35	8.29	8.98	10.43	10.46	9.11	9.24	9.79
Total continuing operations	6.19	6.25	5.99	6.02	6.11	7.55	6.82	5.96	5.98	6.57
Discontinued operations (Nigeria)	2.54	2.98	2.58	2.36	2.60	2.69	2.46	2.26	-	2.53
Total	6.09	6.15	5.88	5.88	6.00	7.37	6.66	5.91	5.98	6.48
*Excludes transfers to Darwin LNG plant.
7 of 8

		2013					2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)		(162)	(173)	(234)	(251)	(820)	(235)	(251)	(130)	(258)	(874)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*		(108)	(127)	(124)	(171)	(530)	(163)	(158)	(36)	(145)	(502)
Corporate G&A expenses		(27)	(43)	(77)	(66)	(213)	(31)	(51)	(51)	(61)	(194)
Technology**		(8)	41	(26)	(13)	(6)	(28)	(20)	(26)	(19)	(93)
Other		(19)	(44)	(7)	(1)	(71)	(13)	(22)	(17)	(33)	(85)
Total		(162)	(173)	(234)	(251)	(820)	(235)	(251)	(130)	(258)	(874)
*Third-quarter 2014 includes a $61 million tax benefit on interest expense from the prior year, as shown on page 3, as well as a $32 million tax benefit related to the current year.
**Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense		(287)	(303)	(303)	(306)	(1,199)	(291)	(276)	(280)	(289)	(1,136)
Capitalized interest		179	186	172	130	667	120	121	131	116	488
Interest revenue		10	28	10	12	60	9	10	10	11	40
Total		(98)	(89)	(121)	(164)	(472)	(162)	(145)	(139)	(162)	(608)

Debt
Total debt ($ Millions)		21,670	21,721	21,668	21,662	21,662	21,206	21,234	21,187	22,565	22,565
Debt-to-capital ratio (%)		31%	31%	30%	29%	29%	28%	28%	28%	30%	30%

Equity ($ Millions)		49,240	48,932	51,537	52,492	52,492	53,621	55,686	55,661	52,273	52,273

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
IFRS	International Financial Reporting Standards
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

8 of 8